EXHIBIT 10

                                                 As amended through June 5, 1996

                     TELOR OPHTHALMIC PHARMACEUTICALS, INC.

                                 1993 STOCK PLAN

1.   DEFINITIONS.

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Telor Ophthalmic Pharmaceuticals, Inc. 1993 Stock Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Article 4)

          Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.001 par value.

          Company means Telor Ophthalmic Pharmaceuticals, Inc., a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:

     (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date or (b) the closing or last price of


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     the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Code Section 422.

          Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

          Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

          Plan means  this Telor  Ophthalmic  Pharmaceuticals,  Inc.  1993 Stock
          Plan.

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          Shares means shares of the Common Stock as to which  Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

2.   PURPOSES OF THE PLAN.

     The Plan is intended to encourage ownership of Shares by Key Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs and Non-Qualified Options.

3.   SHARES SUBJECT TO THE PLAN.

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 245,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Article 17 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.   ADMINISTRATION OF THE PLAN.

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

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     a.   Interpret  the  provisions  of the  Plan or of any  Option  or  Option
          Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

5.   ELIGIBILITY FOR PARTICIPATION.

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant named by the Administrator must be a Key Employee or consultant of the Company or of an Affiliate at the time an Option is granted. Members of the Company's Board of Directors who are not employees of the Company or of an Affiliate may receive options pursuant to
Article 6, Subparagraph A(f), but only pursuant thereto. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options. In no event shall any Participant be granted in any calendar year Options to purchase or receive more than 750,000 shares of the Company's Common Stock pursuant to this Plan.

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6.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

     A.   Non-Qualified  Options:  Each Option  intended  to be a  Non-Qualified
          Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

          b. Each Option Agreement shall state the number of Shares to which it pertains;

          c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events; and

          d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders including requirements that:

               i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          f. Directors' Options: Each director of the Company who is not an employee of the Company or any Affiliate shall be granted the following Non-Qualified Options:

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               i.   Each  director  of the Company who is not an employee of the
                    Company or any Affiliate, who is first elected or appointed to the Board of Directors after the date of the annual meeting of stockholders to be held in May 1995 or any adjournment(s) thereof (the "1995 Annual Meeting"), shall be granted upon such election or appointment a Non-Qualified Option to purchase 12,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option,
                    which  shall  be   determined   based  on  the  trading  day
                    immediately  preceding  such grant date as  provided  for in
                    Article 1, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in three (3) equal annual installments of thirty-three and 33/100 per cent (33.33%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next two (2) full years of service thereafter.

               ii. At the 1995 Annual Meeting, each director of the Company who is not an employee of the Company or any Affiliate and who has been in the continued and uninterrupted service of the Company as a director for at least the last six (6) months shall be granted a Non-Qualified Option to purchase 8,000 Shares. Such Option shall (i) have an exercise price equal to $.875 per share, which amount is the Fair Market Value (per share) of the Shares on February 1, 1995 as determined based on the trading day immediately preceding such date as provided for in Article 1, (ii) have a term of ten (10) years, and (iii) shall be immediately exercisable in full as of the date of the 1995 Annual Meeting.

               iii. At each annual meeting of stockholders or special meeting in lieu thereof on and after the 1995 Annual Meeting, each director who is not then and employee of the Company or an Affiliate and who has been in the continued and uninterrupted service of the Company as a director for at least the last six (6) months shall be granted a Non-Qualified Option to purchase 8,000 Shares (the "Annual Director Grant"). Such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, which shall be determined based on the trading day immediately preceding such date as provided for in Article 1, (ii) have a term of ten (10) years, and (iii) shall become immediately exercisable in full as of the date of the next annual meeting of stockholders or special meeting in lieu thereof following the annual meeting or special meeting in lieu thereof at which the option was granted (the "Subsequent Annual Meeting"),

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                    whether or not such  director is re-elected at that meeting, provided that such director has been in the continued and uninterrupted service of the Company as a director from the date of that grant through the day prior to the Subsequent Annual Meeting.

                    Notwithstanding the foregoing provisions of this Article 6, Paragraph A(f) and the provisions of Article 14, in the event of a "Change of Control" (as defined below) while a non-employee director who received an Option grant under this subparagraph (f) is a director of the Company and is not an employee of the Company or of an Affiliate, that non-employee director shall be entitled to exercise any Option granted under this subparagraph (f), commencing as of immediately prior to the consummation of such Change of Control (but subject to the consummation of such Change of Control), for all of the shares then remaining subject to purchase under such grant(s) whether or not the right to purchase said shares shall have become vested and become exercisable.

                    A "Change of Control" shall be deemed to have occurred upon the occurrence of any of the following:

                    (I) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

                    (II) individuals  who, as of May 10,  1995,  constitute  the entire Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least 50% of the Board of Directors (hereinafter referred to as a "Board Change"), provided that any individual becoming a director subsequent to May 10, 1995 whose election or nomination for election was approved by a vote of at least a majority of the then Incumbent Directors shall be, for purposes of provision, considered as though such individual were an Incumbent Director; or

                    (III)any consolidation or merger of the Company  (including, without limitation, a triangular merger) where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of the combined voting power of all the outstanding

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                         securities   of  the   corporation   issuing   cash  or
                         securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

                    (IV) any  "person," as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (or any successor provision) (the "Exchange Act") (other than the Company, any employee benefit plan of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act or any successor provision) of such person, shall become the "beneficial owner"or "beneficial owners" (as defined in Rules 13d-3 and
                         13d-5 under the Exchange Act or any successor provision), directly or indirectly, of securities of the Company representing in the aggregate thirty percent (30%) or more of either (a) the then outstanding shares of Common Stock of the Company or
                         (b) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Board of Directors of the Company ("Voting Securities") (hereafter referred to as an "Acquisition"); provided, that, notwithstanding the foregoing, an Acquisition shall not be deemed to have occurred for purposes of this clause (IV) (1) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Stock beneficially owned by any person to thirty percent (30%) or more of the Common Stock then outstanding or
                         (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all then outstanding Voting Securities or (2) solely as the result of an acquisition of securities from the Company; except that if any person referred to in clause (1)(x) or (1)(y) of this sentence or to which clause (2) of this sentence is applicable shall hereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction or a transaction to which

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                         clause  (2)  applies),  then an  Acquisition  shall  be
                         deemed to have  occurred  for  purposes  of this clause
                         (IV);

                    provided, however, that notwithstanding the foregoing, the Compensation Committee will by written notification to such non-employee directors prior to a Change of Control provide that such acceleration of vesting an exercisability shall not occur if and to the extent that the Compensation Committee has received from the Board of Directors written notification that (i) the Company's independent accountant has advised the Board of Directors that such acceleration could prohibit the accounting treatment of the transaction which is a Change of Control as a pooling under APB Opinion No. 16 (or any successor opinion) and (ii) that the Board of Directors reasonably believes it is the intent of the Company to treat such transaction as a pooling.

                    Any director entitled to receive an Option grant under this subparagraph (f) may elect to decline the Option. Notwithstanding the provisions of Article 24 concerning amendment of the Plan, the provisions of this subparagraph
                    (f) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Articles 10, 11, 12 and 13 below shall not apply to Options granted pursuant to this subparagraph (f).

     B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code
          Section 422 and relevant regulations and rulings of the Internal Revenue Service:

          a. Minimum standards: The ISO shall meet the minimum standards required of Participants who are granted Non-Qualified Options, as described above, except clause (a) thereunder.

          b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

               i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price (per share) of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value (per share) of the Shares on the date of the grant of the Option.

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               ii.  More than ten  percent  (10%) of the total  combined  voting power of all classes of share capital of the Company or an Affiliate, the Option price (per share) of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          c.   Term of Option: For Participants who own

               i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten
                    (10) years from the date of the grant or at such earlier time as the Option Agreement may provide;

               ii. More than 10% of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d. Medium of Payment: The Option price shall be payable upon the exercise of the Option and only in such form as the Administrator determines and as is permitted by Section 422 of the Code.

          e. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

          f. Limitation on Grant of ISOs: No ISOs shall be granted after February 16, 2003, the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of the Plan by the shareholders of the Company.

7.   EXERCISE OF OPTION AND ISSUE OF SHARES.

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being

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exercised,  and upon  compliance  with any other  condition(s)  set forth in the
Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in
Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a security brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Article 20) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(e).

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted or in the event of the death of the Participant, the Participant's Survivors, (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.

8.   RIGHTS AS A SHAREHOLDER.

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative). Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Articles 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Article, and not the provisions of Article 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, but if and only if the pertinent Option Agreement for any Option expressly provides by a specific reference to this paragraph for application of this provision, then if subsequent to a Participant's termination of employment or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Article 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.


11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

     The  Administrator  may  provide  that an Option  shall be  subject  to the following  terms of this  Article  11,  but no Option  shall be  subject  to the following  terms of this  Article  11  unless  the  pertinent  Option  Agreement
expressly   provides  by  specific   reference  to  this  Article  11  for  such
application.

     If the Participant's service (whether as an employee or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b. Except as agreed to by the Administrator, for purposes of this Article, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the right to purchase Shares has accrued on the date of his or her Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become Disabled and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence. If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.  EFFECT OF DEATH WHILE AN EMPLOYEE OR CONSULTANT.

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee or consultant of the Company or of an Affiliate and to whom an Option has been granted, then such Option may be exercised by the Participant's Survivors to the extent exercisable but not exercised on the date of death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

14.  TERMINATION OF DIRECTORS' OPTION RIGHTS.

     Except as otherwise provided in the pertinent Option Agreement, if a director who receives Options pursuant to Article 6, subparagraph (f):

     a. ceases to be a member of the Board of Directors of the Company for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or,

     b. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the director's personal representative, heir or legatee, in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.


15.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise such Option shall warrant to the Company, at the time of such exercise or receipt, as the case may be, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a
               Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

     b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

16.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.

17.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Option:

     A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. The number of Shares subject to options to be granted to directors pursuant to Section A.f of Article 6 shall also be proportionately adjusted upon the occurrence of such events.

     B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder
(the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable (as the Options may have been amended), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (to the extent then exercisable as the Options may have been amended) over the exercise price thereof.

     C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

18.  ISSUANCES OF SECURITIES.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

19.  FRACTIONAL SHARES.

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the fair market value thereof determined in good faith by the Board of Directors of the Company.

20.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS:
     TERMINATION OF ISOs.

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

21.  WITHHOLDING.

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Article
21), the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to
Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Article 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

22.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

23.  TERMINATION OF THE PLAN.

     The Plan will terminate on February 16, 2003, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

24.  AMENDMENT OF THE PLAN.

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires stockholder approval in order to ensure the compliance of the Plan with Rule 16b-3 shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner not inconsistent with the Plan.

25.  EMPLOYMENT OR OTHER RELATIONSHIP.

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, director status or consultancy of a Participant, nor to prevent a Participant from terminating his or her own employment, director status or consultancy or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

26.  GOVERNING LAW.

     This Plan shall be construed and enforced in accordance with the law of the State of Delaware.